UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2026
Intensity Therapeutics, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41109	46-1488089
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Enterprise Drive, Suite 430 Shelton, CT	06484-4779
(Address of Principal Executive Offices)	(Zip Code)
(203) 221-7381
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on Which Registered:
Common Stock, $0.0001 par value per share	INTS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 16, 2026, Intensity Therapeutics, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting") via live webcast. At the Annual Meeting, 1,079,494 shares of common stock, or approximately 40.74% of the outstanding shares of common stock entitled to vote, were represented by proxy or in person, representing a quorum.

At the Annual Meeting, the stockholders of the Company voted as set forth below on five proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2026. The final voting results for each matter submitted to a vote of the Company’s stockholders are as follows:

Proposal 1. Election of Directors.

The election of two Class III directors, to hold office until the 2029 annual meeting of stockholders or until their respective successors are elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Dr. Emer Leahy	416,613	19,465	643,416
Lewis H. Bender	422,149	13,929	643,416

Proposal 2. Ratification of Selection of Independent Registered Public Accounting Firm.

The ratification of the selection by the audit committee of the board of directors of EisnerAmper LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026.

For	Against	Abstain
1,024,971	4,852	49,671

Proposal 3. Approval of Amendment to 2021 Stock Incentive Plan.

The Company’s stockholders approved an amendment to the Company’s 2021 Stock Incentive Plan (the “Plan”) to increase the number of shares of common stock available for sale under the Plan by 150,000.

For	Against	Abstain	Broker Non-Votes
363,563	69,252	3,263	643,416

Proposal 4. Approval of Amendment to 2024 Employee Stock Purchase Plan.

The Company’s stockholders approved an amendment to the Company’s 2024 Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares of common stock available for sale under the ESPP by 25,000.

For	Against	Abstain	Broker Non-Votes
407,404	25,350	3,324	643,416

Proposal 5. Approval of any Postponement or Adjournment of 2026 Annual Meeting, If Necessary.

The Company’s Stockholders approved an adjournment of the Annual Meeting, if necessary, to solicit additional proxies in favor of proposals 1, 2, 3 and 4.

For	Against	Abstain
939,304	126,814	13,376

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 16, 2026

Intensity Therapeutics, Inc.

By:	/s/ Lewis H. Bender
	Name:	Lewis H. Bender
	Title:	Chief Executive Officer